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                                                                      Exhibit 11




                       CONSENT OF INDEPENDENT AUDITORS


The Board of Trustees
BJB Investment Funds


We consent to the use of our report dated December 5, 1997 incorporated by reference herein and to the references to our firm under the captions "FINANCIAL HIGHLIGHTS" in the prospectus and "INDEPENDENT AUDITORS" in the statement of additional information.


                                     /s/ KPMG Peat Marwick LLP

                                     KPMG Peat Marwick LLP


Boston, Massachusetts
February 17, 1998